Exhibit 99.10


                                                                  Conformed Copy
March 29 2006

The Bank of New York
101 Barclay Street - 8-E
New York, NY  10286

Attention:  Corporate Trust Department - Corporate Finance Unit

Re: Account Control Agreement by and among AFG Enterprises USA Inc., (the "Account Holder"), The Bank of New York, as Bank (the "Bank") and The Bank of New York as Collateral Agent (the "Collateral Agent")

Ladies and Gentlemen:

1. Reference is made to the non-interest bearing trust account number referenced on Schedule I hereto (the "Account"), which the Account Holder maintains with the Bank.

2. The Account Holder and the Collateral Agent hereby notify the Bank that the Account Holder has granted the Collateral Agent a first priority security interest in the Account and all funds therein pursuant to a Security Agreement dated as of March 29, 2006 (the "Security Agreement"). This letter agreement has been prepared to provide such notice and to set forth the understanding and agreement of the parties in respect of the Account.

3. The Account Holder and the Collateral Agent each hereby authorizes and directs the Bank as follows:

      (a) the Account Holder shall have no right to withdraw or direct the withdrawal of funds from the Account, close the Account or exercise any authority of any kind in respect of the Account, other than as expressly permitted in paragraph 3(b) hereto.

      (b) to honor the joint instructions of the Account Holder and the Collateral Agent with respect of the disposition of funds in the Account, unless the Collateral Agent shall deliver to the Bank in writing a notice substantially in the Form of Exhibit A hereto (the "Blocked Account Notice") following the occurrence of an Event of Default (as defined in the Security Agreement). Upon and at all times following receipt of the Blocked Account Notice, the Bank, without any consent by any Account Holder, shall dispose of the funds in the Account as the Collateral Agent shall direct from time to time in writing, with all such written directions by the Collateral Agent to (i) be delivered by overnight delivery (identifiable by tracking number) to the Bank at the address set forth beneath its signature below or such other address(es) as the Bank shall furnish to the Collateral Agent in writing and (ii) become effective, without further consent by the Account Holder, upon telephonic and facsimile confirmation of the Bank's receipt of same by any one of the officers identified in the address for the Bank set forth beneath its signature below (or such other addresses as the Bank shall furnish to the Collateral Agent in writing) to any one of the officers as Collateral Agent shall identify in such notice;

      (c) prior to the receipt by the Bank of a Blocked Account Notice, to continue to provide account statements and account balance information regarding the Account to the Account Holder, including access to such information by telephone or computer, to the extent practicable; and

      (d) to deliver copies of all account statements (but not cancelled checks) for the Account to the Collateral Agent, on a monthly basis, by first class U.S. mail at the Collateral Agent's address as set forth beneath its signature below.

Collateral Agent's rights under this Letter Agreement to give the Bank instructions from time to time as to the withdrawal or disposition of any funds in the Account or as to any other matters relating to the Account includes without limitation the power to give stop payment orders for any items being presented to the Account for payment. Account Holder confirms that Bank should follow such instructions from Collateral Agent even if the result of following such instructions is that Bank dishonors items presented for payment from any Account. Account Holder further confirms that Bank will have no liability to Account Holder for the wrongful dishonor of such items resulting from the Bank's compliance with such instructions form Collateral Agent. The Account Holder hereby grants to the Collateral Agent access to any information that may be accessible to the Account Holder by telephone or by computer. The term, "business day", as used in this letter agreement shall mean a weekday that is not a holiday for the Bank in the State and city of New York. The Bank shall have no responsibility to advise the Account Holder that it has ceased to honor the instructions of the Account Holder in respect of the Account. Any written instructions by the Collateral Agent to the Bank pursuant to clause (b) of this paragraph shall include complete wire transfer instructions, as applicable. All of the foregoing is subject to the Bank's standard charges for such services. Nothing in this paragraph shall negate, limit or alter the Bank's right to offset and charge the Account as provided in this letter agreement.

4. The Bank agrees that, so long as this letter agreement is in effect, it will not exercise or claim any right of set-off or banker's lien against the Account, and the Bank hereby waives during the term of this letter agreement any such right or lien which it may have against any funds in the Account, except as follows: the Bank may offset and charge the Account for any items deposited therein or credited thereto which (i) are returned for insufficient, uncollected or unavailable funds after two attempts for collection have been made, (ii) are returned for any other reason, (iii) are otherwise not collected or paid, or
(iv) in respect of which the Bank fails to receive final settlement. The Bank may offset and charge the Account for all customary service charges, fees, expenses and other items chargeable to the Account, including, but not limited to, account operation and maintenance fees. If there are insufficient funds in the Account to pay the aforementioned amounts, then the Bank may offset and charge any other account of the Account Holder for such amounts, and to the extent there are insufficient funds in such other accounts to pay such amounts, then the Account Holder agrees to promptly pay such amounts, together with any reasonable attorneys' fees, disbursements and expenses incurred in connection therewith.

5. Notwithstanding anything to the contrary in this letter agreement, the Bank shall be permitted to comply with any writ, levy, order or other judicial or regulatory order or process concerning the Accounts or any check or withdrawal and shall not be in violation of this letter agreement for acting thereon. The Bank will make reasonable efforts to notify the Collateral Agent in writing prior to acting on any writ, levy, order or other judicial or regulatory order or process to the extent permitted by law.


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                                Control Agreement

6. This letter agreement may be terminated by the Collateral Agent upon notice to the Bank of such termination in writing. This letter agreement may be terminated by the Bank at any time on not less than thirty days' prior written notice thereof delivered by it to both the Account Holder and the Collateral Agent, unless the Bank is required to close the Account and thereby terminate sooner by order of a court, judicial ruling or any regulatory body that regulates the Bank. In the case of termination of this letter agreement, without further consent by the Account Holder, the Account shall be closed and cashier's checks for the collected and available funds in the Account shall be mailed to the Collateral Agent, unless the Collateral Agent directs the Bank otherwise in writing. To the extent uncollected and unavailable funds are in the Account, then, without further consent by the Account Holder, a cashier's check for such funds shall be mailed to the Collateral Agent, unless the Collateral Agent directs the Bank otherwise in writing, after such funds are collected or become available.

7. The Bank shall be entitled to rely conclusively upon any direction, instruction or other communication it receives in connection with this letter agreement or the subject matter hereof and shall have no obligation to investigate or verify or be required to inquire into the authenticity or correctness of any such direction, instruction or other communication. The Bank shall be entitled to rely conclusively on, and shall be fully protected from liability and loss in acting or omitting to act pursuant to, any such direction, instruction or other communication purporting to be from the Collateral Agent or the Account Holder, without having the obligation to investigate or verify or be required to determine the authenticity or the correctness of any statement therein or the identity or authority of any person purporting to sign or deliver such direction, instruction or other communication. The Bank shall have no responsibility for the contents of any such direction, instruction or other communication and may rely without any liability upon the contents thereof. The Bank shall have no liability to the Account Holder for honoring any direction, instruction or other communication regarding the Account that the Bank receives from the Collateral Agent and the Bank shall be fully discharged from liability with respect to any funds in the Account to the extent it honors such direction, instruction or other communication and transfers any such funds to or at such direction, instruction or other communication of the Collateral Agent. The Bank shall not be liable in connection with the performance or non-performance of its duties hereunder, except for its own gross negligence or willful misconduct.

8. The Bank's duties shall be determined only with reference to this letter agreement, any amendment or modification of this letter agreement signed by the Bank, the Collateral Agent and the Account Holder, and applicable laws, orders, rulings, or guidelines, rules or regulations of any governmental authority, and the Bank shall not be charged with knowledge of, or any duties and responsibilities in connection with, any other document or agreement. Notwithstanding the foregoing, except as may be modified by this letter agreement, it is understood and agreed by all parties that the Account is subject to the terms and conditions therefor entered into by the Account Holder and the Bank. No implied covenants or obligations shall be read into this letter agreement against the Bank. If at anytime the Bank, in good faith, is in doubt as to the action it should take under this letter agreement, the Bank shall have the right to commence an interpleader action in the United States District Court for the Southern District of New York and to take no further action except in accordance with the final order of the court in such action. The Bank may offset and charge the Account and any other account of the Account Holder for the cost of such interpleader, including, without limitation, reasonable attorneys' fees, disbursements and expenses incurred in connection therewith. If there are insufficient funds to reimburse the Bank for same, then the Account Holder agrees to promptly reimburse the Bank for same.


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                                Control Agreement

9. The Account Holder agrees to indemnify and hold the Bank, its directors, officers, employees and agents, and their respective legal representatives, successors and assigns (collectively, the "Bank Parties"), harmless from any claim, action or suit (whether groundless or otherwise), loss, damage, expense (including, but not limited to, charges, fees, expenses and returned items for which the Account Holder and/or the Collateral Agent received a benefit), cost, liability or demand (including reasonable attorneys' fees, court costs, disbursements and expenses), or for any interruption of services, arising out of, relating to or in connection with this letter agreement (or the entering into hereto or the subject matter hereof), any related document, direction, instruction or other communication, any transaction contemplated hereby or thereby, any action taken or omitted to be taken by the Bank Parties or any of them hereunder or thereunder, the honoring of any direction, instruction or other communication the Bank Parties or any of them receive from the Collateral Agent, or to the extent required by this letter agreement, not honoring any direction, instruction or other communication from the Account Holder.

10. The Account Holder agrees that no claim shall be made by it against the Bank Parties or any of them, and the Bank Parties and any of them shall not be liable for any act or omission relating to its/their performance under this letter agreement or any related document, direction, instruction or other communication, except for gross negligence or willful misconduct of the Bank. In no event shall the Bank Parties or any of them be liable for special, incidental, indirect, exemplary, consequential or punitive damages. The Bank Parties or any of them shall not be liable for any failure or delay in performance arising out of or caused by any instruction, action or omission of the Collateral Agent or the Account Holder. The Bank Parties or any of them will be excused from failing to act or delay in acting if such failure or delay arises out of circumstances beyond their control or if they reasonably believe that action or inaction would violate any law, order, ruling, or guideline, rule or regulation of any governmental authority.

11. The Bank's offset, charge, reimbursement and indemnity rights under this letter agreement shall survive the expiration or termination of this letter agreement.

12. All notices and other communications required or provided under this letter agreement shall be in writing and shall be sent to each party hereto at its respective address(es) as set forth beneath its signature below or to such other address(es) as such party shall furnish to the others in writing.

13. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The Account Holder and the Collateral Agent shall provide immediate written notice to the Bank, substantially in the form of Exhibit B hereto, via overnight delivery (identifiable by tracking number) at all of the addresses set forth beneath its signature below or such other addresses as the Bank shall furnish to the Collateral Agent in writing, of any such assignment by either or both of them, together with written confirmation of such assignment and acceptance of the terms of this letter agreement by such assignee. The Account Holder and/or Collateral Agent shall provide any other information with respect to such assignment as the Bank shall reasonably request.


                                       4
                                Control Agreement

14. If any provision in or obligation under this letter agreement or any related document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

15. This letter agreement may only be modified or amended by written agreement of all the parties evidencing such modification or amendment.

16. This letter agreement shall be governed by the laws of the State of New York (without giving effect to its conflicts of law rules other than Section 5-1401 of the New York General Obligations Law). Any legal action or proceeding arising out of or relating to this letter agreement or any related document shall be brought in the Courts of the State of New York or of the United States for the Southern District of New York. Each party hereto consents to the exclusive jurisdiction of those courts, irrevocably waives any objection, including any objection to venue or based on the grounds of an inconvenient forum, that such party may now or hereafter have to the bringing of any action or proceeding in such jurisdiction arising out of or relating to this letter agreement or any related document, and agrees that any summons or complaint or any process in any such action or proceeding may be served by first class or certified mail addressed to the address(es) as set forth beneath such party's signature below or by hand delivery to a person of suitable age and discretion at such address(es). Each party hereto waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this letter agreement or any related document.

17. Please acknowledge your agreement to and acceptance of the foregoing by signing and returning the enclosed copies of this letter agreement in the space marked "Agreed to and Accepted", whereupon it will constitute the parties agreement with respect to the matters contained herein.

18. Each party hereto signing below represents and warrants that such party, as well as any individual signing on such party's behalf, has due authority to sign and deliver this letter agreement.


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                                Control Agreement

Very truly yours,

AFG ENTERPRISES USA, INC


By:  /s/ William Santo
     ---------------------------------------
     Name:  William Santo
     Title:  Chief Executive Officer


Address:   181 Wells Avenue, Suite 100
           Newton, Massachusetts 02459


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                                Control Agreement

                                    THE BANK OF NEW YORK,
                                        as Collateral Agent


                                    By  /s/ Gevovanni Barris
                                         --------------------------------------
                                        Name: Geovanni Barris
                                        Title: Vice President

                                        Address:
                                        101 Barclay St. 8 W
                                        New York, NY 10286


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                                Control Agreement

Agreed to and Accepted:
The Bank of New York


By:  /s/ Geovanni Barris
     ---------------------------------------
Name: Geovanni Barris
Title: Vice President

Address:
101 Barclay St. 8W
New York, NY  10286
Attention:  Corporate Trust Department
 - Corporate Finance Unit



                                Control Agreement

                                   Schedule 1





          Grantor                              Account Number
          -------                              --------------

 AFG Enterprises USA, Inc.                         183592









                                Control Agreement

                                    Exhibit A

                        [Letterhead of Collateral Agent]



VIA OVERNIGHT DELIVERY

[Date]

The Bank of New York
101 Barclay Street - 8E
New York, NY  10286
Attention:  Corporate Trust Department
 - Corporate Finance Unit


Re: Blocked Account Notice

Ladies and Gentlemen:

We hereby instruct you, pursuant to the terms of that certain letter agreement dated March__, 2006 among the undersigned, AFG Enterprises USA, Inc. (the "Account Holder") and you, as may be amended from time to time (the "Letter Agreement"), unless and until otherwise directed by the undersigned, on each business day to transfer all amounts constituting collected and available funds on deposit in checking account number _____________ maintained by the Account Holder with you (the "Account") as follows:

Bank Name:
          -----------------------------------------------------------
Bank Address:
             --------------------------------------------------------
ABA Routing Number:
                   --------------------------------------------------
Account Title:         [to include Collateral Agent's name]
              -------------------------------------------------------
Account Number:
               ------------------------------------------------------

[Date]

Pursuant to the Letter Agreement, please direct your telephonic and facsimile confirmation of receipt of this letter to one of the following officers:

Name:                                 Name:
     -------------------------------       -------------------------------------

Title:------------------------------  Title:------------------------------------
Telephone                             Telephone
Number:                               Number:
       -----------------------------         -----------------------------------
Facsimile                             Facsimile
Number:                               Number:
       -----------------------------         -----------------------------------

The term "business day" and capitalized terms used herein but not defined herein shall have the meanings ascribed to same in the Letter Agreement. This letter is subject to the terms of the Letter Agreement, including, without limitation, the date it shall become effective. Nothing herein shall modify, limit, diminish, negate or alter any rights accorded to you under the Letter Agreement or any other provisions thereof.

Very truly yours,

The Bank of New York, as Collateral Agent

By
   ----------------------------------
    Name:
    Title:





cc: AFG Enterprises USA, Inc
181 Wells Avenue, Suite 100
Newton, MA 02459

                                    Exhibit B


VIA OVERNIGHT DELIVERY

[Date]

The Bank of New York
101 Barclay Street - 8E
New York, NY  10286
Attention:  Corporate Trust Department
 - Corporate Finance Unit


Re:  Notice of Assignment

Ladies and Gentlemen:

We hereby notify you, pursuant to the terms of that certain letter agreement dated March __, 2006 among the undersigned and you, as may be amended from time to time (the "Letter Agreement"), that [Collateral Agent/Account Holder, as appropriate] (the "Assignor") has assigned all of its rights and obligations under the Letter Agreement to the following party (the "Assignee"):

[Name of Assignee]
[Address]
Attention:  [Name, Title]
Facsimile Number:


We hereby request you to acknowledge receipt of this notice telephonically, confirming such acknowledgement via facsimile, to each of the following:

To Collateral Agent                  To Account Holder

Name:      The Bank of New York      Name:     AFG Enterprises USA Inc
     -----------------------------        ---------------------------------
Title:                               Title:
      ----------------------------         --------------------------------
Telephone                            Telephone
Number:                              Number:
       ---------------------------          -------------------------------
Facsimile                            Facsimile
Number:                              Number:
       ---------------------------          -------------------------------

----------------
[Date]
Page 2


This letter is subject to the terms of the Letter Agreement. Nothing in this letter shall modify, limit, diminish, negate or alter any rights accorded to you under the Letter Agreement or any other provisions thereof. Enclosed is a true, correct and complete copy of the assignment executed by the Assignor and Assignee.

Very truly yours,

The Bank of New York, as Collateral Agent


By
   ---------------------------------
    Name:
    Title:


AFG Enterprises USA Inc.


By ---------------------------------
    Name:
    Title:


Assignee acknowledges and agrees to the foregoing and confirms assignment and acceptance of the terms of the Letter Agreement (as hereinabove defined) this _____ day of ______________, 200___:

[Name of Assignee]

By
   ---------------------------------
    Name:
    Title: